UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant x Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

FG NEW AMERICA ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3) (4)	Filing Party: Date Filed:

In connection with the previously announced business combination between Opportunity Financial, LLC (“OppFi”) and FG New America Acquisition Corp. (“FGNA”), on March 30, 2021, OppFi’s CEO, Jared Kaplan participated in an interview with Jonah Lupton, a link to which was made available on March 31, 2021. In addition, on April 1, 2021, Benzinga released an article regarding OppFi, in which it interviewed Mr. Kaplan. A transcript of Mr. Kaplan’s interview with Jonah Lupton, a copy of the Benzinga article and the associated social media posts made in connection with these communications are being filed herewith as soliciting material.

Transcript of Jared Kaplan’s Interview with Jonah Lupton and Social Media Posts

The following is a transcript of the interview of OppFi’s CEO, Jared Kaplan, with Jonah Lupton, recorded on March 31, 2021.

Jonah Lupton: Welcome to my show, my interviews. I mean, it doesn't really even have a name. I do these write-ups on companies and then I like to interview the CEO. I haven't had a chance to do a write up yet on your company. It could be coming at some point. So I probably don't know your company as well as some of the other companies that I have done interviews on recently, but I've gone through the investor presentation. So I feel like I know the company pretty well. But just to kind of share with the viewers here, why don't you tell us about... Now, is it OppLoans? So there's OppLoans, right? No, OppLoans and OppFi.

Jared Kaplan: Yeah.

Lupton: Are they the same company?

Kaplan: OppLoans is the product of OppFi. And as we've made the decision here to go public via the SPAC, the OppFi describes what we're building much better. The history, right? The platform, it's a financial technology platform. It powers banks to provide credit access to what we call the everyday consumer. And it's not a low-income consumer. It is your median US consumer. They have a job. They're making $50,000 a year. They have a bank account. They have not great credit. And they've been locked out of the traditional mainstream credit system. There's 60 million Americans that have no access and 60% of the country has less than $1,000 of savings. And if you get a bad credit score and you walk into a bank, you want to go fix your car that just broke, you get laughed out of the bank. You go online and you're declined 20 times.

Kaplan: And we see through all that. We've got like this unbelievable behind the scenes credit decisioning technology that looks past that traditional credit score. It figures out your ability and your willingness to repay, and then you can unlock access for that consumer. And now through the OppFi brand, you don't just stop at access, right? We make sure the product is structured in a way that you rebuild credit and then graduate you back to the mainstream. And along the way, wrap around what we would consider traditional financial services. And that's what we want to become. We want to become the digital financial services destination for this everyday consumer.

Lupton: What are some of those other products? Because I saw credit cards is one of them, right?

Kaplan: Yep. So we launched a product recently called SalaryTap, which is an installment loan that's repaid through payroll deduction, which is a really cool up and coming technology. You used to have to leave the user experience to go agree to do payroll deduction. Now, much like bank verification has been transformed to be a pretty efficient process for consumers, you could do payroll verification, also agree to deduction or allotment. And so through that mechanism, payment's much more highly secure. You can offer an installment loan at a much lower price because the losses are much lower. So that increases your traditional market size opportunity, because now you can go to a little bit of a different costumer that can have the ability to repay that loan.

Kaplan: So that's SalaryTap. And then the credit card, the OppFi Credit Card, which launches early second half of this year, that's the perfect graduation product. So for someone that came in whose only option, whose best available option was a higher-cost installment loan, they proved themselves. Now, you reward them with a credit card. And that non-prime credit card space, traditionally, there's a lot of low credit line limits, a lot of high fees as a percentage of credit line, not great mobile experience, not great technology to enable customer service experience. So we're taking everything that we built with that OppLoans’ piece. And we are going to make it work in the OppFi card world. And I think that's a huge opportunity longterm.

Lupton: So if you guys are looking past the credit score to the borrower's ability to pay, what other data points do you guys look at it? I assume it's obviously more than just FICO score.

Kaplan: Yeah. We don't use anything traditional. First, you need a team, right? So I think we've got the smartest team out there. Our chief credit officer is like literally the smartest guy in non-prime credit. He's built this fantastic team of data scientists who like, when I speak, here I am, I'm trying to like pretend like I'm in it with them. But they are so into the new age, cutting edge of artificial intelligence and machine learning and all the stuff that great online firms have to do these days.

Kaplan: We look at a number of different attributes. We look at your consumer behavior, literally how you fill out the application. We look at bank data, bank attributes, what you're spending your money on, how often your bank account goes negative, what your average balance is. We look at your income. You make what you say you make, and then your consistency of income. It's at a level where you can actually repay a loan. And then there's a whole bunch of other alternative data that we get from non-traditional bureaus that all aggregates into the models that are ultimately updated often and can really tell a person's credit worthiness without looking at that traditional credit score.

Lupton: Are they connecting their bank account to the application so that you're able to analyze that information without them misleading you?

Kaplan: In the vast majority of cases, they're logging into their bank account and they're sending us their transaction data. Now, that process in itself, we use a number of third parties to enable that, Plaid being one of them. But it's a highly frictional part of the process, right? Getting someone to log into their bank account and sending that data. So we do some pretty interesting things from a propietary perspective behind the scenes to give ourselves the best opportunity of that transaction being successful, bringing that bank account data back, and making the customer comfortable. And that is a treasure trove of data that ultimately plugs into the model to get to that ultimate decision.

Lupton: So that new product, the SalaryTap product with the payroll deduction, how are you guys implementing that for the employees? Is that going through the company or through the payroll companies like ADP?

Kaplan: There's a two channel approach to that. One is direct to the employee. We see tens of thousands of applications a month from employees that could qualify that wouldn't necessarily qualify for the OppLoans product, just because they don't make enough money, but they'll qualify for this product. And then, we are going through some channel partners as well on a B2B2C basis, both financial wellness brokers, and direct to employers to enable that connection. But the trick is they don't have to leave our ecosystem either way. There's a number of third parties that we're working with in-between. Much like on the bank verification side to lock in that payroll link to confirm you're working for the employer and for you to agree to that allotment process to repay the loan.

Lupton: Gotcha. So I know I saw it in the investor presentation. You guys were doing a lot of direct mail at one point, and now you've kind of pivoted over to the channel partners. Is that right?

Kaplan: Yeah. So the way we built this business, and it's so interesting as I get on the public road here talking to institutional investors and private investors, the first thing I always... I apologize. I say, "We did a terrible thing. We've been gap profitable for the last five years and we never raised venture capital money," right? So that's my first entree in this conversation of like we never heard of you guys. I was like, well, the customers know us pretty darn well and love us. And that's because we've been always in the mindset that you grow the business as fast as you can scale the bottom line. And it starts with acquisition. Direct mail works great, but what prevents someone else from mailing that mailbox, right? We never really viewed it as a sustainable competitive advantage.

Kaplan: So many proctors in the space, 80% plus direct mail. We're about 17%. And the other channels that we go through, about a quarter of the business is search engine optimization, customer referrals, and email remarketing, very low cost. And about half the business, we work with 70 plus strategic marketing partners. And we have a proprietary API that allows us to link and actually optimize the linkage where they source their leads from to ensure an efficient process on their end for where they're sourcing leads. And on our end, how we convert the business. So that is all driven to this, what we think is best in class customer acquisition costs. And it's the start of how you build a very profitable economic model.

Lupton: What are some of those channel partners?

Kaplan: It's everything from the Credit Karmas and the LendingTrees of the world to a laundry list of platforms that serve this everyday median consumer, that don't have lending products. We also work with near prime lending platforms and we get turned down business from them. Now, we're going into that near prime space here pretty soon. That's a pretty direct derivative for us and we'll launch a product that's competitive with some of the near prime people out there. But today we act as a turndown option for them. When that platform says no, we're typically the best option.

Lupton: A product that's gotten pretty popular recently is the buy now pay later. Are you guys doing anything in that space?

Kaplan: Not currently. It makes a lot of sense for us to look at point of sale in general. If you think about why a customer typically uses the products on our platform today, car repair, unexpected medical, something for your family, home repair, lots of times it's services rather than durable goods, but many times, especially during the pandemic, someone needed a computer and they're actually getting an op loan and then that cash comes into their bank account and they go to the store and they buy the computer.

Kaplan: We should be embedded in the point of sale. We plan to get to that. We think it's a big opportunity, especially on the durable goods side. Obviously a hot, hot space today. But in this segment of the marketplace, especially for that sub 650 FICO consumer, there are not a ton of options, so catapult guys I think are tremendous job in that space and at some point here we look to enter it. Probably not this year, but certainly in future years.

Lupton: Let's say I'm someone that makes $30,000 a year, my car breaks down, it's going to cost me $2,000 to repair it. I know that I can't go into the bank and get a $2,000 loan. How do I find you guys? Is there a logo on the bank's website, I would find you that way and then I come over to your website? Are you a tech layer that sits on top of the bank's website?

Kaplan: We're with three banks today. They've outsourced all of the acquisition to us in each case. The best example I can give you is you go online to Google, you type in some derivation of car broke down, need cash, you're typically on your mobile phone, 80% of the time, it's a very streamlined process, about five minutes to complete the application.

Kaplan: The first thing we do is we ask the customer, would you like us to do a diligence search on your behalf? Most of the time they say yes, we then go to about 15 near prime platforms and we say, who wants the business? And we literally try to give it away to be fair with that consumer to get them the best available product.

Kaplan: 90% of the time everyone says no, and for the 10% that say yes, only about 1% of the time do they actually close the loan, so that's how we know we're the best available option. Then they'll continue onto our process. They'll go through the decisioning that the banks have adopted, and then ultimately we will help facilitate that credit access for ones that have both that ability and the willingness to repay, which is very crucial, especially for this space.

Lupton: Do you guys hold the loans on your balance sheet? Do you sell them off? Do you service them? How does that part work?

Kaplan: It's just very interesting. We look at Upstart and we've had so much respect for what Upstart's done. I think the CEO also is like a Michigan MBA grad so he's got to be an amazing person and has rocketed in the public markets early on, so I'm taking notes.

Lupton: I've been interviewing a lot of Michigan guys lately. It's weird.

Kaplan: There you go. It must be something in the water there. But our model is incredibly similar to that, with two kind of major differences. One is, the consumer is a bit different today. We're at a lower client spectrum consumer. And then number two is, after the bank originates, we buy back, in most cases, about 95% of the receivable. Bank always retains the loan, we're buying that derivative economic interest because we've got so much confidence in these products that we want to hold those receivables on balance sheet and that's how you generate the highest in economics. Now we're moving more to a hybrid model.

Lupton: That helps you develop better data, right?

Kaplan: Unbelievable. I think you can get the data in both cases, to be honest with you. Here was our point of view, there's asymmetric risk here. We understand that the traditional credit score makes the customer look risky, but as we get to know the customer, we can understand where risk is, so that's a way where you can make a fair profit.

Kaplan: The other piece is they're very short duration products. These loans turn over every about four and a half months. And when you hold the receivable, you always can make the most money if you manage that credit risk. The other thing that people don't really recognize about this space is the consumer is unbelievably resilient in this location.

Kaplan: If you look at like the dotcom bust, the Great Recession, Hurricane Katrina, the non-prime customer has always performed much better than prime and near prime. And here we are in COVID, not much different. So when you look at all that, we've been comfortable holding that majority of the risk to date. We have done some foreflow business. I think you actually move to the public markets it behooves us to look at hybrid structures. Everyone's always asking us to buy the loans. I mean, they yield very well.

Lupton: With interest rates and yields as low as they are, I mean, there's a lot of institutional money that would love to get their hands on these loans, probably.

Kaplan: That's right. So we're looking at where the right inflection point is and maximizing cash flow, which is really great because that allows you to fund our vision, all these new products we're going to enter, and it also shows the market we've got the muscle to flex whatever way we want to, depending on the ecosystem.

Lupton: But talking about muscle, I'm not really sure that's the best segue, but if I'm looking at slide five in the investor presentation, it talks about the transaction overview, which is basically the deal terms for the SPAC, enterprise value around a billion dollars, right?

Kaplan: That's right.

Lupton: Then I scroll down to slide 15, where it talks about revenues, EBITDA, and net income. Shockingly, you guys we're actually a SPAC that has positive EBITDA and positive net income, and you just do some rough math and you divide a billion dollars enterprise value by, let's take 2021 estimated net income of 66, and you guys are trading at, let me just get the number, 15 times net income, something like that, right?

Kaplan: Yeah. It's a little less actually. I think the PE multiple is like 12 times.

Lupton: Why so cheap?

Kaplan: It's a couple different reasons. First of all, we cut the deal early on and I give the family a ton of credit behind the business. We shook hands on a deal with FG, with Joe Moglia, and then the market went berserk and you have all these great FinTech stories come to the marketplace, and we said, "Listen, we don't need first dollar today. We're in this thing for the long run. We're going to build a great business. Let's get out, it's a moment of time, and go build all this."

Kaplan: I think the story is not fully understood by the market yet. I think, listen, we are probably the most profitable, fastest growing SPAC target out there. We know we're one of, I think, seven targets that have been profitable over the last six months or so, so that puts us in a very unusual bucket. And we didn't do a pipe. The company didn't need primary capital to do a pipe, so we're in this position of strength and then you've got all the supply in the marketplace.

Kaplan: I think people are a bit overwhelmed by all the supply. They're trying to figure out who the real targets are for the other ones. The deal was not priced on 2026, the deal was priced on 2021, 2022, so we're in your camp. We think if we put our heads down and we execute, we're going to have a great equity story here in the public markets, much like we did on the capital side, growing the business. The whole thing was built from cashflow from operations and debt capital. Our cost of capital has precipitously decreased over time because we put our heads down and hit every number we ever gave a debt capital provider. We've got to do the same thing on the equity capital markets.

Lupton: I know it's hard to compare, you guys are still a small company, to a large commercial bank, but those banks in some cases are trading at 15, 20 times earnings and they have no growth, and you guys are going to show 50% growth over the next few years and you're trading at 15 times earnings. It just seems like a really, really interesting valuation for an investor.

Kaplan: I think it is. And we want people in now for the ride, because we got a lot of good things to do in the future.

Kaplan: We want people in now for the ride, right, because we've got a lot of good things to do in the future.

Lupton: Where's a lot of the growth going to come from? I mean, is it just new customers, new products?

Kaplan: It's both. There's a lot of pent-up demand in the product. Pre-COVID, there was so much demand for this product, right? You have so many people who are locked out and need cash because they have no savings to fund everyday emergency expenses. That's just the reality. COVID was interesting period because during COVID you saw no one was driving their car. You can't break your car if you're not driving. No one was going to the doctor unless you thought you had COVID, so you're not incurring unexpected medical. No one's going on vacation, so they're not spending discretionary income.

Kaplan: All these factors, which I think has reduced borrowing demand across the board, in tandem with best credit you ever saw. Right? I mean, people aren't spending money. They're saving, they had some stimulus. They were doing the prudent thing, which is paying down higher cost debt. All of those dynamics were at play, but the root cause of that, why isn't there savings? Because wages have been relatively flat and the cost of living has been going up, right? Childcare, healthcare, education, housing, all going up. So none of those dynamics have changed.

Kaplan: You got a huge swath in the population that needs access to credit, needs the ability to get access so they can rebuild their financial health. I mean, we just had stimulus here in March. As we come out of this, I think the economy is unwinding. Hopefully, we can avoid another COVID strain from gaining traction here. But I think all that comes through and we will see growth return to what were normalized levels prior to COVID. So that's one of the drivers. The other drivers are the new products, right? We're very bullish on Salary Tap. We're very bullish on the credit cards, relatively conservative and the projections on those products. And then beyond that, we're trying to build this platform, right, so wrapping around mobile banking, installing point of sale. Aspirationally, if you can really rebuild someone's credit score and get them their first mortgage, how cool would that be?

Kaplan: There is so much embedded growth. And what we do best is acquire this consumer. So once you get the consumer and you help them at their point of need, they love you. I always tell people, "Ignore everything I say. Do not believe a word. Go online, go to Google, go to LendingTree, go to the Better Business Bureau. Read what the customer say because they tell the story better than I ever could."

Lupton: Yeah. NPS scores is typically a good indicator of how happy the customer is, and I believe you guys are in the 80s, correct? 83 or 84?

Kaplan: 84. Yeah, 84.

Lupton: That's really high. I think Apple might be in the 70s or Amazon might be in the 70s. So 84 is really high.

Kaplan: Let's talk about how do that. I think first of all, just the transaction itself. You can imagine. You got to fix your car to go to work tomorrow. You literally got laughed out of your bank and then were declined 20 times, when someone says, "Yes, you're grateful, you're loyal." So that's number one.

Kaplan: Number two, we actually have the phone number on the website. So, the technology is so good, we decision in real time 75% of the time. But there are many people that will go online. They'll see the customer SAT ranking. They'll be like, "Okay, I'm going to call this company," and they will call us and we can still pick up the phone and have a conversation. The number one question we get is, "Are you a real business?" And we say, "Are we a real business? Let me tell you about OppFi and what we're building here in Chicago." So that whole part and the fact that, internally, I mean, we are maniacal about providing the best customer service possible. So that all boils down to that terrific NPS score, which is incredibly important.

Lupton: It's funny. When I do my write-ups, I always put the company website, number of employees, CEO, headquarters, and then I put an email and phone number. And it's shockingly how hard it is to sometimes find a phone number for a company. It's like dig around on Google for 10 minutes.

Kaplan: You've got to do business the way the customer demands. More and more people want to go straight through; we have that capability. But you don't want to ignore that base that just wants to... They need to trust you. It's an important transaction for them. So I think we've carved out a bit of an edge by, at least enabling that part of the business.

Lupton: So other lending products, I mean, car loans, mortgages, are those businesses that you guys might get into at some point, since you're going to have the customers and you are going to have information on them and data points to determine whether or not they're actually worthy of getting a car loan or a mortgage?

Kaplan: For sure. For sure. And you can think about like the dataset we have today. I mean, we've done, I think over 10 million applications, over a million and a half loans that we've facilitated. I think there's over 14 million repayment events. You get about 500 attributes, I mean to like 7 billion data points that we have that has gotten us this far that has built this fast growing profitable business. We want to extend that across the OppFi platform. We want to be smart about it, right? We don't want to do 50 things at once. That's a good way to distract the team. But at the same time, we've really hit the accelerator this year with these two new products, and behind that, we would expect a number more as well.

Lupton: I think you guys do actually break out the lifetime customer value, right?

Kaplan: We do. Yeah.

Lupton: What's that number? $1,500?

Kaplan: Yeah, it's about $500, so a little over $500 for customers typically with us 11 months today. This is where the OppFi card is really exciting as well. I actually think the financial metrics are amazing. We should also be judging our social impact metrics, right? ESG is critical. And can we prove that we can rebuild your financial health? I think it's going to be a major data point of our earnings calls going forward. How many customers were able to get better products up front? How many were able to graduate back to the near prime?

Kaplan: But yeah, today it's 500 bucks. But as you could add those mainstream products and wrap around some of the other products we're talking about, like mobile banking, then you can have that customer a lot longer. So we think we're just at the beginning of that lifetime value journey. And it's still a pretty nice number today to be able to generate a profitable business, but we can extend it over time for sure.

Lupton: Okay. I'm on slide... where am I? Slide 24, it talks about, it says "Illustrative lifetime value of the customer revenue realized, 1600." Is that-

Kaplan: Yeah, definitely.

Lupton: .... once you have these new products on board?

Kaplan: That would be higher once you have the products on board. So that today it's describing the historical business. A customer for 11 months generates about $700, and then at the end of the day it produced about $500 of profit for us.

Lupton: Okay. So now I'm on the Net Promoter Score slide. You guys are at 84. My apologies, Apple is actually 57. I just took kind of a wild guess and said they were in the 70s. And then it says, "The average banking company is 36," which doesn't surprise me. I mean, when you hear about banks, it's just one bad story after another. I mean, nowadays it's the banks that lent this hedge fund billions of dollars and they lose a couple, 2, 3, $4 billion over a hedge fund blowing up. And guess who pays for that? The customer, because now your fees are going up. And I think, was it last year or the year before, I saw a number that the banking industry collected something like $40 billion a year in overdraft fees, which is just outrageous, because those are the people that can't afford to pay the fees in the first place.

Kaplan: Right. I give the banks a lot of credit on our platform for this. The banks, is we've worked with them on kind of making the product best in class. First go to the market, see if there's a better option available. If everyone fails you, how do you structure your product to rebuild credit? Well, you make sure all loans are amortizing. You eliminate all fees. So there's no prepayment. There's no origination. There are no late fees. There's no NSF fees. Report from the three credit bureaus.

Kaplan: If someone gets into trouble, work with them. Right? Our way of working with someone in delinquency is to call up and say, "Hey, how's it going? If you're willing to pay, we're going to figure it out." And those are, I think some of the things that this segment of the marketplace historically has not always gotten it right. And banks, in general, I mean, especially if it is consumer, talk underserved, right? I mean, they're not viewed as a customer that can have other products sold around because they don't understand that asymmetric risks that we're able to unlock from our credit decisioning models. So there's a lot of things at play here that the financial technology world as a whole-

Kaplan: There's a lot of things at play here that the financial technology world, as a whole, is tackling and it's going to make everyone better because you look at what PNC did the other day, right? Now they're moving to a account for underserved clients, where they're waving all NSF fees. You need to pay $5 a month for the account, but it's a step in the right direction.

Lupton: Right. Trying to think, what else did I see in this presentation I didn't get a chance to ask yet? Okay, so you mentioned earlier... I actually should have stopped and mentioned this, OppFi didn't raise any VC money?

Kaplan: Nothing. Here's how the business was built.

Lupton: How was it funded from the beginning?

Kaplan: Yeah. The family behind this, the Schwartz family in Chicago, Ted Schwartz, legend, family patriarch, built a company called APAC Customer Services, traditional call center business. Took it public in the mid-90s, sold it to JPMorgan's private equity group in 2011. It was known for best-in-class customer service. His son, Todd Schwartz, founded this business when he saw, after the great recession, a dislocation from the everyday consumer as it related to credit access. They started up, instilled a lot of the philosophies that I was lucky enough to inherit. I joined late 2015. I had just built an insurance business built on asymmetric risk.

Kaplan: In that company, we were looking at how very small businesses, if you aggregate their insurance, they never file claims and so you can deliver exceptional profitability to carriers. I was always annoyed we weren't the carrier. I was a broker, right? Now here at this business, you're like, "Okay, we got the full dollar in play. We can pull some of the same levers that we played at the insurance technology business, wrap it around with the family it's instilled." We agreed as a unit, as a board, more like a Warren Buffet mentality of building businesses, we want to grow it as fast as we can, but we don't want to screw up the credit or the customer service, and we must make GAAP net income.

Kaplan: Now, I thought we were genius until I got to the other side and everyone's like, "What do you mean you haven't raised any venture capital and you're profitable?" It was [crosstalk 00:25:51].

Lupton: "What do you mean you're still profitable?" No, I mean, that's one of the risks with all these SPACs, is when you start to really dig them apart and look at the dilution, and a lot of them are making these wild financial projections three, four, five, ten years into the future, where they may not generate revenues for three or four years, nevermind profits. There's a lot that can go wrong over the next four or five years, where they don't even come close to hitting those numbers. Whereas, you guys have a pretty significant track record and the fact that you're already profitable trading at what's going to be about 15 times earnings, just seemed crazy. The market just isn't really appreciating it. When did you guys announce the SPAC deal?

Kaplan: We announced the deal February 10th, I believe is when we announced the deal. Yeah.

Lupton: Maybe, what? Three months from now, two to three months from now [crosstalk 00:26:43]?

Kaplan: I think, probably a little less. I mean, we just filed the proxy about two weeks ago. We're in the SEC process and got a lot on our plate right now. We'll work through that process and set the meeting date. I think we're looking at early June, I hope. Your point on the SPAC world, I will say from a target perspective, we were looking at a traditional path and then we started getting a lot of inbound from SPACs. One of the reasons why we were so excited about FG New America and Joe Moglia, I mean, what a better person to team up with, storied leadership history, both in business and in sports, right? Instant credibility allows us to amplify our voice and talk to the world about, "Hey, here's what we're building for this customer. Why we're the right way." When you came from a business background where we didn't raise any equity, that was really important to us, to be able to partner with someone of his... And the whole team, right? Larry and Kyle and the whole team there. They're amazing and we view them as long-term partners and Joe's locked up for two years as part of this. He's not disappearing tomorrow, so we got a partner for a while here at least.

Lupton: For people that aren't familiar, Joe Moglia helped build TDAmeritrade.

Kaplan: Yeah, that's right. Yeah, and he turned around the Coastal Carolina football program.

Lupton: See, I didn't know that. I didn't know he was involved with sports also. Is that what you did after TDAmeritrade?

Kaplan: Yeah, he was there, and then we built the program and then he's still the chairman for a while until they merged with Schwab. He is a busy guy, does a lot of things. I'm learning from osmosis. I was a first-time CEO when they hired me in '15. I'll be a first time public company CEO, but I got two public company CEOs with unbelievable experience in Ted Schwartz and Joe Moglia leading the way for me, so I'm learning by osmosis.

Lupton: After the SPAC, or once you guys de-SPAC, the merger's complete, what percentage will the Schwartz family still own?

Kaplan: They're going to own just north of 50% when the de-SPACing is complete.

Lupton: I think it's pretty safe to assume they are long-term shareholders.

Kaplan: Yeah, absolutely. I mean, they believe in we should be a global multi-billion dollar company. They're incredibly enthusiastic. They run a really successful family office. This can be a great way for them to show a return on one of their investments that they're incubated, but they got plenty of money and so they're going to be prudent investors and great partners for long run here.

Lupton: Last question. Knowing that Joe Moglia came from TDAmeritrade, investment platform, at any point will OppFi look to expand into investments?

Kaplan: Yes, and I think the way we think about it is access first, graduate financial health second so you can have access to more traditional mainstream products, build savings. Then once you build savings, you can do two things. You can buy a home and you can invest. That's how the pathway... Because the customer today, when they have $300 in their bank account, that's an average for them, so there's not a lot of savings there to go invest, but if we're able to... And use financial education. We've got Opp University, which is our financial education, when we can do so much more with to make sure people understand how to manage their money and build savings, and ultimately build wealth.

Lupton: Yeah. I mean, I hosted a webinar a couple of weeks ago called Investing for Beginners because there's just a lot of people that really don't know anything about investing. They don't know where to start and it's kind of overwhelming for them because no one learns about this stuff in high school and college. You get out into the real world and you start making all of these mistakes and no one really taught you how to do it the right way. How to build your credit while you're in your 20s, so that when you go to buy a house in your 30s, you're not behind the eight ball.

Kaplan: What happens to a lot of our customers too, is that their credit score is not great, not because they deliberately did something. It's because they have no savings, they have an emergency. They're great people. They just need someone to be able to see through that and then reward them for that. It's the combination of financial education and then also understanding who has the ability and the willingness to repay that and get graduated up quickly to the mainstream world.

Lupton: Well, Jared, thank you so much, man. Really appreciate you taking the time. Go blue.

Kaplan: Yes. Big game tonight. Go blue. Jonah, thanks for having us on. I appreciate it. If you need anything, let me know, all right? Congrats, I read the Hustle Article of the Day. Oh, my goodness.

Lupton: Thank you. I appreciate it.

Kaplan: That's awesome. Great story.

Lupton: Thanks, man. Talk to you soon.

Kaplan: Bye.

Lupton: Bye.

ENDS [00:30:56]

The following communication was shared by Jared Kaplan, CEO of OppFi, through his LinkedIn page on March 31, 2021:

LinkedIn: I joined @ Jonah Lupton to talk about the OppFi business, our journey, and our vision for bettering the financial future of the everyday consumer. Check out the full interview. #FinancialInclusion

https://www.youtube.com/watch?v=veRzc5gy0bE

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by Jared Kaplan, CEO of OppFi, through his Twitter account on March 31, 2021:

Twitter: I spoke to @JonahLupton about OppFi's mission to improve #CreditAccess. Watch the interview here. $FGNA

https://oppl.co/39y3W5Q I

Important Info regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by OppLoans on its LinkedIn page on March 31, 2021:

LinkedIn: Our CEO @ Jared Kaplan joined Jonah Lupton this week to discuss the OppFi vision of expanding #CreditAccess to the millions of Americans who are locked out of the traditional system. Watch the full interview below.

https://www.youtube.com/watch?v=veRzc5gy0bE

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

A transcript of the video linked in the social media posts follows:

Jonah Lupton: Welcome to my show, my interviews. I mean, it doesn't really even have a name. I do these write-ups on companies and then I like to interview the CEO. I haven't had a chance to do a write up yet on your company. It could be coming at some point. So I probably don't know your company as well as some of the other companies that I have done interviews on recently, but I've gone through the investor presentation. So I feel like I know the company pretty well. But just to kind of share with the viewers here, why don't you tell us about... Now, is it OppLoans? So there's OppLoans, right? No, OppLoans and OppFi.

Jared Kaplan: Yeah.

Lupton: Are they the same company?

Kaplan: OppLoans is the product of OppFi. And as we've made the decision here to go public via the SPAC, the OppFi describes what we're building much better. The history, right? The platform, it's a financial technology platform. It powers banks to provide credit access to what we call the everyday consumer. And it's not a low-income consumer. It is your median US consumer. They have a job. They're making $50,000 a year. They have a bank account. They have not great credit. And they've been locked out of the traditional mainstream credit system. There's 60 million Americans that have no access and 60% of the country has less than $1,000 of savings. And if you get a bad credit score and you walk into a bank, you want to go fix your car that just broke, you get laughed out of the bank. You go online and you're declined 20 times.

Kaplan: And we see through all that. We've got like this unbelievable behind the scenes credit decisioning technology that looks past that traditional credit score. It figures out your ability and your willingness to repay, and then you can unlock access for that consumer. And now through the OppFi brand, you don't just stop at access, right? We make sure the product is structured in a way that you rebuild credit and then graduate you back to the mainstream. And along the way, wrap around what we would consider traditional financial services. And that's what we want to become. We want to become the digital financial services destination for this everyday consumer.

Lupton: What are some of those other products? Because I saw credit cards is one of them, right?

Kaplan: Yep. So we launched a product recently called SalaryTap, which is an installment loan that's repaid through payroll deduction, which is a really cool up and coming technology. You used to have to leave the user experience to go agree to do payroll deduction. Now, much like bank verification has been transformed to be a pretty efficient process for consumers, you could do payroll verification, also agree to deduction or allotment. And so through that mechanism, payment's much more highly secure. You can offer an installment loan at a much lower price because the losses are much lower. So that increases your traditional market size opportunity, because now you can go to a little bit of a different costumer that can have the ability to repay that loan.

Kaplan: So that's SalaryTap. And then the credit card, the OppFi Credit Card, which launches early second half of this year, that's the perfect graduation product. So for someone that came in whose only option, whose best available option was a higher-cost installment loan, they proved themselves. Now, you reward them with a credit card. And that non-prime credit card space, traditionally, there's a lot of low credit line limits, a lot of high fees as a percentage of credit line, not great mobile experience, not great technology to enable customer service experience. So we're taking everything that we built with that OppLoans’ piece. And we are going to make it work in the OppFi card world. And I think that's a huge opportunity longterm.

Lupton: So if you guys are looking past the credit score to the borrower's ability to pay, what other data points do you guys look at it? I assume it's obviously more than just FICO score.

Kaplan: Yeah. We don't use anything traditional. First, you need a team, right? So I think we've got the smartest team out there. Our chief credit officer is like literally the smartest guy in non-prime credit. He's built this fantastic team of data scientists who like, when I speak, here I am, I'm trying to like pretend like I'm in it with them. But they are so into the new age, cutting edge of artificial intelligence and machine learning and all the stuff that great online firms have to do these days.

Kaplan: We look at a number of different attributes. We look at your consumer behavior, literally how you fill out the application. We look at bank data, bank attributes, what you're spending your money on, how often your bank account goes negative, what your average balance is. We look at your income. You make what you say you make, and then your consistency of income. It's at a level where you can actually repay a loan. And then there's a whole bunch of other alternative data that we get from non-traditional bureaus that all aggregates into the models that are ultimately updated often and can really tell a person's credit worthiness without looking at that traditional credit score.

Lupton: Are they connecting their bank account to the application so that you're able to analyze that information without them misleading you?

Kaplan: In the vast majority of cases, they're logging into their bank account and they're sending us their transaction data. Now, that process in itself, we use a number of third parties to enable that, Plaid being one of them. But it's a highly frictional part of the process, right? Getting someone to log into their bank account and sending that data. So we do some pretty interesting things from a propietary perspective behind the scenes to give ourselves the best opportunity of that transaction being successful, bringing that bank account data back, and making the customer comfortable. And that is a treasure trove of data that ultimately plugs into the model to get to that ultimate decision.

Lupton: So that new product, the SalaryTap product with the payroll deduction, how are you guys implementing that for the employees? Is that going through the company or through the payroll companies like ADP?

Kaplan: There's a two channel approach to that. One is direct to the employee. We see tens of thousands of applications a month from employees that could qualify that wouldn't necessarily qualify for the OppLoans product, just because they don't make enough money, but they'll qualify for this product. And then, we are going through some channel partners as well on a B2B2C basis, both financial wellness brokers, and direct to employers to enable that connection. But the trick is they don't have to leave our ecosystem either way. There's a number of third parties that we're working with in-between. Much like on the bank verification side to lock in that payroll link to confirm you're working for the employer and for you to agree to that allotment process to repay the loan.

Lupton: Gotcha. So I know I saw it in the investor presentation. You guys were doing a lot of direct mail at one point, and now you've kind of pivoted over to the channel partners. Is that right?

Kaplan: Yeah. So the way we built this business, and it's so interesting as I get on the public road here talking to institutional investors and private investors, the first thing I always... I apologize. I say, "We did a terrible thing. We've been gap profitable for the last five years and we never raised venture capital money," right? So that's my first entree in this conversation of like we never heard of you guys. I was like, well, the customers know us pretty darn well and love us. And that's because we've been always in the mindset that you grow the business as fast as you can scale the bottom line. And it starts with acquisition. Direct mail works great, but what prevents someone else from mailing that mailbox, right? We never really viewed it as a sustainable competitive advantage.

Kaplan: So many proctors in the space, 80% plus direct mail. We're about 17%. And the other channels that we go through, about a quarter of the business is search engine optimization, customer referrals, and email remarketing, very low cost. And about half the business, we work with 70 plus strategic marketing partners. And we have a proprietary API that allows us to link and actually optimize the linkage where they source their leads from to ensure an efficient process on their end for where they're sourcing leads. And on our end, how we convert the business. So that is all driven to this, what we think is best in class customer acquisition costs. And it's the start of how you build a very profitable economic model.

Lupton: What are some of those channel partners?

Kaplan: It's everything from the Credit Karmas and the LendingTrees of the world to a laundry list of platforms that serve this everyday median consumer, that don't have lending products. We also work with near prime lending platforms and we get turned down business from them. Now, we're going into that near prime space here pretty soon. That's a pretty direct derivative for us and we'll launch a product that's competitive with some of the near prime people out there. But today we act as a turndown option for them. When that platform says no, we're typically the best option.

Lupton: A product that's gotten pretty popular recently is the buy now pay later. Are you guys doing anything in that space?

Kaplan: Not currently. It makes a lot of sense for us to look at point of sale in general. If you think about why a customer typically uses the products on our platform today, car repair, unexpected medical, something for your family, home repair, lots of times it's services rather than durable goods, but many times, especially during the pandemic, someone needed a computer and they're actually getting an op loan and then that cash comes into their bank account and they go to the store and they buy the computer.

Kaplan: We should be embedded in the point of sale. We plan to get to that. We think it's a big opportunity, especially on the durable goods side. Obviously a hot, hot space today. But in this segment of the marketplace, especially for that sub 650 FICO consumer, there are not a ton of options, so catapult guys I think are tremendous job in that space and at some point here we look to enter it. Probably not this year, but certainly in future years.

Lupton: Let's say I'm someone that makes $30,000 a year, my car breaks down, it's going to cost me $2,000 to repair it. I know that I can't go into the bank and get a $2,000 loan. How do I find you guys? Is there a logo on the bank's website, I would find you that way and then I come over to your website? Are you a tech layer that sits on top of the bank's website?

Kaplan: We're with three banks today. They've outsourced all of the acquisition to us in each case. The best example I can give you is you go online to Google, you type in some derivation of car broke down, need cash, you're typically on your mobile phone, 80% of the time, it's a very streamlined process, about five minutes to complete the application.

Kaplan: The first thing we do is we ask the customer, would you like us to do a diligence search on your behalf? Most of the time they say yes, we then go to about 15 near prime platforms and we say, who wants the business? And we literally try to give it away to be fair with that consumer to get them the best available product.

Kaplan: 90% of the time everyone says no, and for the 10% that say yes, only about 1% of the time do they actually close the loan, so that's how we know we're the best available option. Then they'll continue onto our process. They'll go through the decisioning that the banks have adopted, and then ultimately we will help facilitate that credit access for ones that have both that ability and the willingness to repay, which is very crucial, especially for this space.

Lupton: Do you guys hold the loans on your balance sheet? Do you sell them off? Do you service them? How does that part work?

Kaplan: It's just very interesting. We look at Upstart and we've had so much respect for what Upstart's done. I think the CEO also is like a Michigan MBA grad so he's got to be an amazing person and has rocketed in the public markets early on, so I'm taking notes.

Lupton: I've been interviewing a lot of Michigan guys lately. It's weird.

Kaplan: There you go. It must be something in the water there. But our model is incredibly similar to that, with two kind of major differences. One is, the consumer is a bit different today. We're at a lower client spectrum consumer. And then number two is, after the bank originates, we buy back, in most cases, about 95% of the receivable. Bank always retains the loan, we're buying that derivative economic interest because we've got so much confidence in these products that we want to hold those receivables on balance sheet and that's how you generate the highest in economics. Now we're moving more to a hybrid model.

Lupton: That helps you develop better data, right?

Kaplan: Unbelievable. I think you can get the data in both cases, to be honest with you. Here was our point of view, there's asymmetric risk here. We understand that the traditional credit score makes the customer look risky, but as we get to know the customer, we can understand where risk is, so that's a way where you can make a fair profit.

Kaplan: The other piece is they're very short duration products. These loans turn over every about four and a half months. And when you hold the receivable, you always can make the most money if you manage that credit risk. The other thing that people don't really recognize about this space is the consumer is unbelievably resilient in this location.

Kaplan: If you look at like the dotcom bust, the Great Recession, Hurricane Katrina, the non-prime customer has always performed much better than prime and near prime. And here we are in COVID, not much different. So when you look at all that, we've been comfortable holding that majority of the risk to date. We have done some foreflow business. I think you actually move to the public markets it behooves us to look at hybrid structures. Everyone's always asking us to buy the loans. I mean, they yield very well.

Lupton: With interest rates and yields as low as they are, I mean, there's a lot of institutional money that would love to get their hands on these loans, probably.

Kaplan: That's right. So we're looking at where the right inflection point is and maximizing cash flow, which is really great because that allows you to fund our vision, all these new products we're going to enter, and it also shows the market we've got the muscle to flex whatever way we want to, depending on the ecosystem.

Lupton: But talking about muscle, I'm not really sure that's the best segue, but if I'm looking at slide five in the investor presentation, it talks about the transaction overview, which is basically the deal terms for the SPAC, enterprise value around a billion dollars, right?

Kaplan: That's right.

Lupton: Then I scroll down to slide 15, where it talks about revenues, EBITDA, and net income. Shockingly, you guys we're actually a SPAC that has positive EBITDA and positive net income, and you just do some rough math and you divide a billion dollars enterprise value by, let's take 2021 estimated net income of 66, and you guys are trading at, let me just get the number, 15 times net income, something like that, right?

Kaplan: Yeah. It's a little less actually. I think the PE multiple is like 12 times.

Lupton: Why so cheap?

Kaplan: It's a couple different reasons. First of all, we cut the deal early on and I give the family a ton of credit behind the business. We shook hands on a deal with FG, with Joe Moglia, and then the market went berserk and you have all these great FinTech stories come to the marketplace, and we said, "Listen, we don't need first dollar today. We're in this thing for the long run. We're going to build a great business. Let's get out, it's a moment of time, and go build all this."

Kaplan: I think the story is not fully understood by the market yet. I think, listen, we are probably the most profitable, fastest growing SPAC target out there. We know we're one of, I think, seven targets that have been profitable over the last six months or so, so that puts us in a very unusual bucket. And we didn't do a pipe. The company didn't need primary capital to do a pipe, so we're in this position of strength and then you've got all the supply in the marketplace.

Kaplan: I think people are a bit overwhelmed by all the supply. They're trying to figure out who the real targets are for the other ones. The deal was not priced on 2026, the deal was priced on 2021, 2022, so we're in your camp. We think if we put our heads down and we execute, we're going to have a great equity story here in the public markets, much like we did on the capital side, growing the business. The whole thing was built from cashflow from operations and debt capital. Our cost of capital has precipitously decreased over time because we put our heads down and hit every number we ever gave a debt capital provider. We've got to do the same thing on the equity capital markets.

Lupton: I know it's hard to compare, you guys are still a small company, to a large commercial bank, but those banks in some cases are trading at 15, 20 times earnings and they have no growth, and you guys are going to show 50% growth over the next few years and you're trading at 15 times earnings. It just seems like a really, really interesting valuation for an investor.

Kaplan: I think it is. And we want people in now for the ride, because we got a lot of good things to do in the future.

Kaplan: We want people in now for the ride, right, because we've got a lot of good things to do in the future.

Lupton: Where's a lot of the growth going to come from? I mean, is it just new customers, new products?

Kaplan: It's both. There's a lot of pent-up demand in the product. Pre-COVID, there was so much demand for this product, right? You have so many people who are locked out and need cash because they have no savings to fund everyday emergency expenses. That's just the reality. COVID was interesting period because during COVID you saw no one was driving their car. You can't break your car if you're not driving. No one was going to the doctor unless you thought you had COVID, so you're not incurring unexpected medical. No one's going on vacation, so they're not spending discretionary income.

Kaplan: All these factors, which I think has reduced borrowing demand across the board, in tandem with best credit you ever saw. Right? I mean, people aren't spending money. They're saving, they had some stimulus. They were doing the prudent thing, which is paying down higher cost debt. All of those dynamics were at play, but the root cause of that, why isn't there savings? Because wages have been relatively flat and the cost of living has been going up, right? Childcare, healthcare, education, housing, all going up. So none of those dynamics have changed.

Kaplan: You got a huge swath in the population that needs access to credit, needs the ability to get access so they can rebuild their financial health. I mean, we just had stimulus here in March. As we come out of this, I think the economy is unwinding. Hopefully, we can avoid another COVID strain from gaining traction here. But I think all that comes through and we will see growth return to what were normalized levels prior to COVID. So that's one of the drivers. The other drivers are the new products, right? We're very bullish on Salary Tap. We're very bullish on the credit cards, relatively conservative and the projections on those products. And then beyond that, we're trying to build this platform, right, so wrapping around mobile banking, installing point of sale. Aspirationally, if you can really rebuild someone's credit score and get them their first mortgage, how cool would that be?

Kaplan: There is so much embedded growth. And what we do best is acquire this consumer. So once you get the consumer and you help them at their point of need, they love you. I always tell people, "Ignore everything I say. Do not believe a word. Go online, go to Google, go to LendingTree, go to the Better Business Bureau. Read what the customer say because they tell the story better than I ever could."

Lupton: Yeah. NPS scores is typically a good indicator of how happy the customer is, and I believe you guys are in the 80s, correct? 83 or 84?

Kaplan: 84. Yeah, 84.

Lupton: That's really high. I think Apple might be in the 70s or Amazon might be in the 70s. So 84 is really high.

Kaplan: Let's talk about how do that. I think first of all, just the transaction itself. You can imagine. You got to fix your car to go to work tomorrow. You literally got laughed out of your bank and then were declined 20 times, when someone says, "Yes, you're grateful, you're loyal." So that's number one.

Kaplan: Number two, we actually have the phone number on the website. So, the technology is so good, we decision in real time 75% of the time. But there are many people that will go online. They'll see the customer SAT ranking. They'll be like, "Okay, I'm going to call this company," and they will call us and we can still pick up the phone and have a conversation. The number one question we get is, "Are you a real business?" And we say, "Are we a real business? Let me tell you about OppFi and what we're building here in Chicago." So that whole part and the fact that, internally, I mean, we are maniacal about providing the best customer service possible. So that all boils down to that terrific NPS score, which is incredibly important.

Lupton: It's funny. When I do my write-ups, I always put the company website, number of employees, CEO, headquarters, and then I put an email and phone number. And it's shockingly how hard it is to sometimes find a phone number for a company. It's like dig around on Google for 10 minutes.

Kaplan: You've got to do business the way the customer demands. More and more people want to go straight through; we have that capability. But you don't want to ignore that base that just wants to... They need to trust you. It's an important transaction for them. So I think we've carved out a bit of an edge by, at least enabling that part of the business.

Lupton: So other lending products, I mean, car loans, mortgages, are those businesses that you guys might get into at some point, since you're going to have the customers and you are going to have information on them and data points to determine whether or not they're actually worthy of getting a car loan or a mortgage?

Kaplan: For sure. For sure. And you can think about like the dataset we have today. I mean, we've done, I think over 10 million applications, over a million and a half loans that we've facilitated. I think there's over 14 million repayment events. You get about 500 attributes, I mean to like 7 billion data points that we have that has gotten us this far that has built this fast growing profitable business. We want to extend that across the OppFi platform. We want to be smart about it, right? We don't want to do 50 things at once. That's a good way to distract the team. But at the same time, we've really hit the accelerator this year with these two new products, and behind that, we would expect a number more as well.

Lupton: I think you guys do actually break out the lifetime customer value, right?

Kaplan: We do. Yeah.

Lupton: What's that number? $1,500?

Kaplan: Yeah, it's about $500, so a little over $500 for customers typically with us 11 months today. This is where the OppFi card is really exciting as well. I actually think the financial metrics are amazing. We should also be judging our social impact metrics, right? ESG is critical. And can we prove that we can rebuild your financial health? I think it's going to be a major data point of our earnings calls going forward. How many customers were able to get better products up front? How many were able to graduate back to the near prime?

Kaplan: But yeah, today it's 500 bucks. But as you could add those mainstream products and wrap around some of the other products we're talking about, like mobile banking, then you can have that customer a lot longer. So we think we're just at the beginning of that lifetime value journey. And it's still a pretty nice number today to be able to generate a profitable business, but we can extend it over time for sure.

Lupton: Okay. I'm on slide... where am I? Slide 24, it talks about, it says "Illustrative lifetime value of the customer revenue realized, 1600." Is that-

Kaplan: Yeah, definitely.

Lupton: .... once you have these new products on board?

Kaplan: That would be higher once you have the products on board. So that today it's describing the historical business. A customer for 11 months generates about $700, and then at the end of the day it produced about $500 of profit for us.

Lupton: Okay. So now I'm on the Net Promoter Score slide. You guys are at 84. My apologies, Apple is actually 57. I just took kind of a wild guess and said they were in the 70s. And then it says, "The average banking company is 36," which doesn't surprise me. I mean, when you hear about banks, it's just one bad story after another. I mean, nowadays it's the banks that lent this hedge fund billions of dollars and they lose a couple, 2, 3, $4 billion over a hedge fund blowing up. And guess who pays for that? The customer, because now your fees are going up. And I think, was it last year or the year before, I saw a number that the banking industry collected something like $40 billion a year in overdraft fees, which is just outrageous, because those are the people that can't afford to pay the fees in the first place.

Kaplan: Right. I give the banks a lot of credit on our platform for this. The banks, is we've worked with them on kind of making the product best in class. First go to the market, see if there's a better option available. If everyone fails you, how do you structure your product to rebuild credit? Well, you make sure all loans are amortizing. You eliminate all fees. So there's no prepayment. There's no origination. There are no late fees. There's no NSF fees. Report from the three credit bureaus.

Kaplan: If someone gets into trouble, work with them. Right? Our way of working with someone in delinquency is to call up and say, "Hey, how's it going? If you're willing to pay, we're going to figure it out." And those are, I think some of the things that this segment of the marketplace historically has not always gotten it right. And banks, in general, I mean, especially if it is consumer, talk underserved, right? I mean, they're not viewed as a customer that can have other products sold around because they don't understand that asymmetric risks that we're able to unlock from our credit decisioning models. So there's a lot of things at play here that the financial technology world as a whole-

Kaplan: There's a lot of things at play here that the financial technology world, as a whole, is tackling and it's going to make everyone better because you look at what PNC did the other day, right? Now they're moving to a account for underserved clients, where they're waving all NSF fees. You need to pay $5 a month for the account, but it's a step in the right direction.

Lupton: Right. Trying to think, what else did I see in this presentation I didn't get a chance to ask yet? Okay, so you mentioned earlier... I actually should have stopped and mentioned this, OppFi didn't raise any VC money?

Kaplan: Nothing. Here's how the business was built.

Lupton: How was it funded from the beginning?

Kaplan: Yeah. The family behind this, the Schwartz family in Chicago, Ted Schwartz, legend, family patriarch, built a company called APAC Customer Services, traditional call center business. Took it public in the mid-90s, sold it to JPMorgan's private equity group in 2011. It was known for best-in-class customer service. His son, Todd Schwartz, founded this business when he saw, after the great recession, a dislocation from the everyday consumer as it related to credit access. They started up, instilled a lot of the philosophies that I was lucky enough to inherit. I joined late 2015. I had just built an insurance business built on asymmetric risk.

Kaplan: In that company, we were looking at how very small businesses, if you aggregate their insurance, they never file claims and so you can deliver exceptional profitability to carriers. I was always annoyed we weren't the carrier. I was a broker, right? Now here at this business, you're like, "Okay, we got the full dollar in play. We can pull some of the same levers that we played at the insurance technology business, wrap it around with the family it's instilled." We agreed as a unit, as a board, more like a Warren Buffet mentality of building businesses, we want to grow it as fast as we can, but we don't want to screw up the credit or the customer service, and we must make GAAP net income.

Kaplan: Now, I thought we were genius until I got to the other side and everyone's like, "What do you mean you haven't raised any venture capital and you're profitable?" It was [crosstalk 00:25:51].

Lupton: "What do you mean you're still profitable?" No, I mean, that's one of the risks with all these SPACs, is when you start to really dig them apart and look at the dilution, and a lot of them are making these wild financial projections three, four, five, ten years into the future, where they may not generate revenues for three or four years, nevermind profits. There's a lot that can go wrong over the next four or five years, where they don't even come close to hitting those numbers. Whereas, you guys have a pretty significant track record and the fact that you're already profitable trading at what's going to be about 15 times earnings, just seemed crazy. The market just isn't really appreciating it. When did you guys announce the SPAC deal?

Kaplan: We announced the deal February 10th, I believe is when we announced the deal. Yeah.

Lupton: Maybe, what? Three months from now, two to three months from now [crosstalk 00:26:43]?

Kaplan: I think, probably a little less. I mean, we just filed the proxy about two weeks ago. We're in the SEC process and got a lot on our plate right now. We'll work through that process and set the meeting date. I think we're looking at early June, I hope. Your point on the SPAC world, I will say from a target perspective, we were looking at a traditional path and then we started getting a lot of inbound from SPACs. One of the reasons why we were so excited about FG New America and Joe Moglia, I mean, what a better person to team up with, storied leadership history, both in business and in sports, right? Instant credibility allows us to amplify our voice and talk to the world about, "Hey, here's what we're building for this customer. Why we're the right way." When you came from a business background where we didn't raise any equity, that was really important to us, to be able to partner with someone of his... And the whole team, right? Larry and Kyle and the whole team there. They're amazing and we view them as long-term partners and Joe's locked up for two years as part of this. He's not disappearing tomorrow, so we got a partner for a while here at least.

Lupton: For people that aren't familiar, Joe Moglia helped build TDAmeritrade.

Kaplan: Yeah, that's right. Yeah, and he turned around the Coastal Carolina football program.

Lupton: See, I didn't know that. I didn't know he was involved with sports also. Is that what you did after TDAmeritrade?

Kaplan: Yeah, he was there, and then we built the program and then he's still the chairman for a while until they merged with Schwab. He is a busy guy, does a lot of things. I'm learning from osmosis. I was a first-time CEO when they hired me in '15. I'll be a first time public company CEO, but I got two public company CEOs with unbelievable experience in Ted Schwartz and Joe Moglia leading the way for me, so I'm learning by osmosis.

Lupton: After the SPAC, or once you guys de-SPAC, the merger's complete, what percentage will the Schwartz family still own?

Kaplan: They're going to own just north of 50% when the de-SPACing is complete.

Lupton: I think it's pretty safe to assume they are long-term shareholders.

Kaplan: Yeah, absolutely. I mean, they believe in we should be a global multi-billion dollar company. They're incredibly enthusiastic. They run a really successful family office. This can be a great way for them to show a return on one of their investments that they're incubated, but they got plenty of money and so they're going to be prudent investors and great partners for long run here.

Lupton: Last question. Knowing that Joe Moglia came from TDAmeritrade, investment platform, at any point will OppFi look to expand into investments?

Kaplan: Yes, and I think the way we think about it is access first, graduate financial health second so you can have access to more traditional mainstream products, build savings. Then once you build savings, you can do two things. You can buy a home and you can invest. That's how the pathway... Because the customer today, when they have $300 in their bank account, that's an average for them, so there's not a lot of savings there to go invest, but if we're able to... And use financial education. We've got Opp University, which is our financial education, when we can do so much more with to make sure people understand how to manage their money and build savings, and ultimately build wealth.

Lupton: Yeah. I mean, I hosted a webinar a couple of weeks ago called Investing for Beginners because there's just a lot of people that really don't know anything about investing. They don't know where to start and it's kind of overwhelming for them because no one learns about this stuff in high school and college. You get out into the real world and you start making all of these mistakes and no one really taught you how to do it the right way. How to build your credit while you're in your 20s, so that when you go to buy a house in your 30s, you're not behind the eight ball.

Kaplan: What happens to a lot of our customers too, is that their credit score is not great, not because they deliberately did something. It's because they have no savings, they have an emergency. They're great people. They just need someone to be able to see through that and then reward them for that. It's the combination of financial education and then also understanding who has the ability and the willingness to repay that and get graduated up quickly to the mainstream world.

Lupton: Well, Jared, thank you so much, man. Really appreciate you taking the time. Go blue.

Kaplan: Yes. Big game tonight. Go blue. Jonah, thanks for having us on. I appreciate it. If you need anything, let me know, all right? Congrats, I read the Hustle Article of the Day. Oh, my goodness.

Lupton: Thank you. I appreciate it.

Kaplan: That's awesome. Great story.

Lupton: Thanks, man. Talk to you soon.

Kaplan: Bye.

Lupton: Bye.

Benziga article and Social Media Posts

A copy of Benzinga’s article released on April 1, 2021 follows:

Benzinga held its annual Benzinga Global Fintech Awards, a day of dealmaking, networking, and recognition in the financial technology space, on Nov. 10, 2020.

In recognition of those disruptive innovators creating positive and diverse change within the financial services space, Benzinga presents OppFi.

About: OppFi powers banks to deliver credit access to the everyday consumer. The company has unlocked credit to the 60 million consumers with low income or credit.

Insurtech pioneer and OppFi CEO Jared Kaplan said he joined the company because he saw plenty of unsolved problems in the traditional lending space.

“What we built at OppFi is a financial technology platform that powers banks to offer credit access to the 60 million Americans that have been completely locked out of coverage,” Kaplan told Benzinga. “If you’ve got bad credit and no savings, and you need credit access and can’t get it, you’re in a very difficult situation.”

Core Product: OppFi works with banks to underwrite and service loans to the underserved, on their behalf. Using alternative data, as well as machine learning and artificial intelligence, OppFi is able to look beyond traditional factors in determining creditworthiness, thereby approving 30% more loans.

Things like how fast applications are filled out and spelling are fingerprints to a consumer’s riskiness.

“Through all the fancy technology that we have behind the scenes, we figure out who is creditworthy, and then we actually go to the broader marketplace and see if we can find coverage, at a lower rate.”

OppFi, through its referral program with 15-near-prime lenders who offer rates lower than 36%, in 10% of cases, is able to offer a better rate. In other cases, OppFi works with banks to underwrite customers, structuring products in a way that rebuilds credit.

“It’s typically $1,500, 11-month installment loans," he said. "There are no fees, prepayment penalties, origination fees, late fees, NSF fees. We report to the three credit bureaus and the loans amortize over time.”

Through so-called graduation products, OppFi enables customers to then access mainstream solutions, like credit cards, to maintain credit.

Use Case, Recent Developments: OppFi has very little competition. Why? Barriers to entry, among other factors.

“We are consciously building all parts of our delivery model to be unique and have a sustainable advantage,” the CEO said in reference to OppFi’s best-in-class customer acquisition costs, credit decisioning model, and customer service.

“We do a pretty counterintuitive thing from a service perspective; we put our phone number on the website,” Kaplan said. “We’re rated 4.8 out of 5 stars on the Better Business Bureau website.

In light of success in the marketplace helping consumers weather the COVID-19 coronavirus pandemic, OppFi announced it would merge with FG New America Acquisition Corporation

FGNA 0.2%, a SPAC led by ex-TD Ameritrade CEO Joe Moglia, to raise funds and build a more robust platform and product portfolio.

“Having the opportunity to partner with someone like Joe Moglia made it a no-brainer because his brand credibility, in tandem with what we’re doing, allows us to highly differentiate the company and how we serve the customer,” Kaplan said. “The SPAC process is faster and you can talk about your vision in the future, much easier.”

Innovation Outlook: Going forward, OppFi looks to be on the front lines of innovation in the fintech space. It will accomplish this by providing solutions to access, rebuild, and grow credit.

“There are very few IPOs with five-years of profitability and growth at our pace,” Kaplan said in a discussion on prospects for growth in 2021, given the pandemic reopening and an inclination, by consumers, to spend more.

“We’ll have three products in the marketplace that can service the underserved customer. Over the next 12 to 18 months, when the volume comes back, we want to serve this customer with the best available product, and then graduate them back to mainstream products, over time.”

To learn more about OppFi, click here.

###

The following communication was shared by Jared Kaplan, CEO of OppFi, through his LinkedIn page on April 1, 2021:

LinkedIn: I recently sat down with @Benzinga to discuss our role as a #FinTech disruptor in powering banks to address the larger issue of improving #CreditAccess and what makes OppFi’s delivery model unique.

https://www.benzinga.com/fintech/21/04/20437852/fintech-spotlight-oppfi-ceo-talks-going-public-prospects-for-growth

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by Jared Kaplan, CEO of OppFi, through his Twitter account on April 1, 2021:

Twitter: Great conversation with @renatolcapelj and @Benzinga about our role as a disruptor in the #FinTech space. $FGNA

https://oppl.co/3dpijun

Important Info regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by OppLoans on its LinkedIn page on April 1, 2021:

LinkedIn: Our CEO @ Jared Kaplan joined @ Benzinga to discuss what makes OppFi different and how we are disrupting the #FinTech industry to power #FinancialInclusion.

https://www.benzinga.com/fintech/21/04/20437852/fintech-spotlight-oppfi-ceo-talks-going-public-prospects-for-growth

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by OppLoans on its Twitter account on April 1, 2021:

Twitter: @JaredSKaplan discusses our delivery model and goal of expanding #CreditAccess with @Benzinga. $FGNA

https://oppl.co/3dpijun

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by OppLoans Leadership & Communications on their respective LinkedIn pages on April 1, 2021:

LinkedIn: OppFi CEO @ Jared Kaplan spoke with [@ Benzinga], discussing our platform, our process, and our role as a disruptor in the world of credit.

https://www.benzinga.com/fintech/21/04/20437852/fintech-spotlight-oppfi-ceo-talks-going-public-prospects-for-growth

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The text of the article linked in the social media posts is follows:

Benzinga held its annual Benzinga Global Fintech Awards, a day of dealmaking, networking, and recognition in the financial technology space, on Nov. 10, 2020.

In recognition of those disruptive innovators creating positive and diverse change within the financial services space, Benzinga presents OppFi.

About: OppFi powers banks to deliver credit access to the everyday consumer. The company has unlocked credit to the 60 million consumers with low income or credit.

Insurtech pioneer and OppFi CEO Jared Kaplan said he joined the company because he saw plenty of unsolved problems in the traditional lending space.

“What we built at OppFi is a financial technology platform that powers banks to offer credit access to the 60 million Americans that have been completely locked out of coverage,” Kaplan told Benzinga. “If you’ve got bad credit and no savings, and you need credit access and can’t get it, you’re in a very difficult situation.”

Core Product: OppFi works with banks to underwrite and service loans to the underserved, on their behalf. Using alternative data, as well as machine learning and artificial intelligence, OppFi is able to look beyond traditional factors in determining creditworthiness, thereby approving 30% more loans.

Things like how fast applications are filled out and spelling are fingerprints to a consumer’s riskiness.

“Through all the fancy technology that we have behind the scenes, we figure out who is creditworthy, and then we actually go to the broader marketplace and see if we can find coverage, at a lower rate.”

OppFi, through its referral program with 15-near-prime lenders who offer rates lower than 36%, in 10% of cases, is able to offer a better rate. In other cases, OppFi works with banks to underwrite customers, structuring products in a way that rebuilds credit.

“It’s typically $1,500, 11-month installment loans," he said. "There are no fees, prepayment penalties, origination fees, late fees, NSF fees. We report to the three credit bureaus and the loans amortize over time.”

Through so-called graduation products, OppFi enables customers to then access mainstream solutions, like credit cards, to maintain credit.

Use Case, Recent Developments: OppFi has very little competition. Why? Barriers to entry, among other factors.

“We are consciously building all parts of our delivery model to be unique and have a sustainable advantage,” the CEO said in reference to OppFi’s best-in-class customer acquisition costs, credit decisioning model, and customer service.

“We do a pretty counterintuitive thing from a service perspective; we put our phone number on the website,” Kaplan said. “We’re rated 4.8 out of 5 stars on the Better Business Bureau website.

In light of success in the marketplace helping consumers weather the COVID-19 coronavirus pandemic, OppFi announced it would merge with FG New America Acquisition Corporation

FGNA 0.2%, a SPAC led by ex-TD Ameritrade CEO Joe Moglia, to raise funds and build a more robust platform and product portfolio.

“Having the opportunity to partner with someone like Joe Moglia made it a no-brainer because his brand credibility, in tandem with what we’re doing, allows us to highly differentiate the company and how we serve the customer,” Kaplan said. “The SPAC process is faster and you can talk about your vision in the future, much easier.”

Innovation Outlook: Going forward, OppFi looks to be on the front lines of innovation in the fintech space. It will accomplish this by providing solutions to access, rebuild, and grow credit.

“There are very few IPOs with five-years of profitability and growth at our pace,” Kaplan said in a discussion on prospects for growth in 2021, given the pandemic reopening and an inclination, by consumers, to spend more.

“We’ll have three products in the marketplace that can service the underserved customer. Over the next 12 to 18 months, when the volume comes back, we want to serve this customer with the best available product, and then graduate them back to mainstream products, over time.”

To learn more about OppFi, click here.

###

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, the Company filed a preliminary proxy statement and will file a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the business combination, as these materials contain important information about OppFi, the Company and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of the Company as of a record date to be established for voting on the business combination. Stockholders of the Company will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in the Company was filed in the preliminary proxy statement for the proposed business combination and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination was included in the preliminary proxy statement for the proposed business combination. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and OppFi’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi's expectations with respect to the future performance of OppFi’s platform, OppFi’s expectations for its growth and profitability, OppFi's new products and their performance and OppFi’s beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement that the Company entered into with OppFi, OppFi Shares, LLC, a Delaware limited liability company, and Todd Schwartz, in his capacity as the Members’ Representative (the “Business Combination Agreement”); (2) the outcome of any legal proceedings that may be instituted against the Company and OppFi following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of the Company, certain regulatory approvals or satisfy other conditions to closing in the Business Combination Agreement, including with respect to the levels of the Company stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company’s shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or the Company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company and OppFi caution that the foregoing list of factors is not exclusive. The Company and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.